UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2011
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2011, Sovran Self Storage, Inc. (the "Company"), through action of the Compensation Committee of the Company's Board of Directors (the "Committee"), made incentive awards to the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer by grant of restricted stock awards under the terms of the Company's 2005 Award and Option Plan, as amended.   The restricted stock grants consist of (i) long term incentive restricted stock awards and (ii) performance-based vesting restricted stock awards.  The long term incentive restricted stock awards vest over a three year period.    The performance-based vesting restricted stock awards vest based upon the Company’s relative total shareholder return over a 3 year period as compared to a defined peer group.    No shares will vest if threshold performance is not achieved.  Provided threshold performance is achieved, an applicable percentage of the shares between 25% and 100% will vest, with 25% of the shares vesting if threshold performance is achieved, 50% vesting if target performance is achieved and 100% vesting if maximum performance is achieved.

Details of awards made to each officer are set forth below:

Officer	Long Term Incentive Restricted Stock Awards1	Performance-Based Vesting Restricted Stock Awards2
Robert J. Attea, Chief Executive Officer	7,132 shares	14,264 shares
Kenneth F. Myszka, Chief Operating Officer	6,944 shares	13,888 shares
David L. Rogers, Chief Financial Officer	6,944 shares	13,888 shares

(1)	Vest over 3 years.
(2)
No shares will vest if threshold performance is not achieved.  Provided threshold performance is achieved, an applicable percentage of the shares between 25% and 100% will vest, with 25% of the shares vesting based upon threshold performance, 50% of the shares vesting upon target performance and 100% of the shares vesting upon maximum performance.

The foregoing description of the long term incentive restricted stock awards and the performance-based vesting restricted stock awards are qualified in their entirety by the terms of the forms of Long Term Restricted Stock Award Notice and Performance-Based Vesting Restricted Stock Award Notice, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, which exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Long Term Incentive Restricted Stock Award Notice
10.2	Form of Performance-Based Vesting Restricted Stock Award Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 6, 2011	SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                Description

10.1	Form of Long Term Incentive Restricted Stock Award Notice
10.2	Form of Performance-Based Vesting Restricted Stock Award Notice